                                                                   EXHIBIT 10.31

                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT


        THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") is made this 15th day of October, 1998, by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK, successor by merger to Seattle-First National Bank, a national banking association ("Seafirst"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank") (each individually a "Lender" and collectively the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK, successor by merger to Seattle-First National Bank, a national banking association, as agent for Lenders (the "Agent"), SPACELABS MEDICAL, INC., a California corporation (the "Borrower") and SPACELABS MEDICAL, INC., a Delaware corporation (the "Guarantor").

                                    RECITALS

        A. Borrower, Seafirst, Guarantor and Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 16, 1997, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of October 16, 1997 (as the same may be amended, modified or extended from time to time the "Loan Agreement") and the related Loan Documents described therein. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Loan Agreement.

        B. Under an Assignment and Assumption Agreement dated as of January 8, 1998 (the "Assignment Agreement"), Seafirst assigned to U.S. Bank a portion of Seafirst's rights under the Loan Agreement with respect to Seafirst's Burdick Loans and Revolving Loans and U.S.
Bank accepted such assignment.

        C. Borrower has requested that the Loan Agreement be amended to make additional currency options available to Borrower. Lenders and Agent are prepared to amend the Loan Agreement to permit Borrower to utilize the Revolving Commitment for borrowing in Offshore Currencies (as each such term is defined in the Loan Agreement, as amended hereby) on the terms and conditions set forth below.

        NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

        1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement.

        2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

               (a) AMENDMENT TO DEFINITIONS. In Section 1.1, amendments are made to the definitions, as follows:

                      (1) AGREED ALTERNATIVE CURRENCY. The definition of "Agreed Alternative Currency" is added to read as follows:

                        "Agreed Alternative Currency" has the meaning given in
Section 2.16(e).

                      (2) APPLICABLE CURRENCY. The definition of "Applicable Currency" is added to read as follows:

                      "Applicable Currency" means, as to any particular payment or Loan, Dollars or the Offshore Currency in which it is denominated or is payable.

                      (3) APPLICABLE INTEREST PERIOD. The following phrase is added at the end of the last paragraph of the definition of "Applicable Interest Period:"

        , provided, further, that no Applicable Interest Period for any Offshore Currency Loan may be selected if it extends beyond the last day of the Revolving Commitment Period.

                      (4) BANKING DAYS. The definition of "Banking Days" is added to read as follows:

                      "Banking Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York, San Francisco, California or Seattle, Washington are authorized or required by law to close and (i) with respect to disbursements and payments in Dollars, a day on which dealings are carried on in the applicable offshore Dollar interbank market, and (ii) with respect to any disbursements and payments in and calculations pertaining to any Offshore Currency Loan, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder.

                      (5) BUSINESS DAY. The definition of "Business Day" is amended and restated to read as follows:

                      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Seattle, Washington are authorized or required by law to close and, if the applicable Business Day relates to any LIBOR Rate Loan, means a London Business Day, and if the applicable Business Day relates to any Offshore Currency Loan, means a Banking Day.

                      (6) COMPUTATION DATE. The definition of "Computation Date" is added to read as follows:

                      "Computation Date" has the meaning given in Section
2.16(a).

                      (7) DOLLAR EQUIVALENT. The definition of "Dollar Equivalent" is added to read as follows:

                      "Dollar Equivalent" means, at any time, (i) as to any amount denominated in Dollars, the amount thereof at such time, and (ii) as to any amount denominated in an Offshore Currency, the equivalent amount in Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency on the most recent Computation Date provided for in subsection 2.16(a).

                      (8) DOLLARS. The definition of "Dollars" is added to read as follows:

                      "Dollars", "dollars" and "$" each mean lawful money of the United States of America.

                      (9) EURODOLLAR RESERVES. The definition of "Eurodollar Reserves" is added to read as follows:

                      "Eurodollar Reserves" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any special, supplemental, marginal or emergency reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System or any other banking authority to which Lenders are subject for Eurocurrency Liability (as defined in Regulation D of such Board of Governors). It is agreed that for purposes hereof, each Loan (or portion thereof) accruing interest at the IBOR Rate or the LIBOR Rate shall be deemed to constitute a Eurocurrency Liability and to be subject to the reserve requirements of Regulation D, without benefit of credit or proration, exemptions or offsets which might otherwise be available to Lenders from time to time under such Regulation D. Eurodollar Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage and shall apply to Applicable Interest Periods commencing after the effective date of change.

                      (10) FX TRADING OFFICE. The definition of "FX Trading Office" is added to read as follows:

                      "FX Trading Office" means the Foreign Exchange Trading Center, Seattle, Washington, of Seafirst, or such other of Seafirst's offices as Seafirst may designate from time to time.

                      (11) IBOR RATE. The definition of "IBOR Rate" is amended and restated to read as follows:

                      "IBOR Rate" means, for any Applicable Interest Period, an interest rate per annum equal to the product of (i) the Offshore Rate; and (ii) the Eurodollar Reserves in effect on the first day of such Applicable Interest Period.

        As used herein the "Offshore Rate" means the rate of interest per annum determined by Agent as the rate at which deposits in the Applicable Currency in the approximate amount of such Loan for such Applicable Interest Period would be offered by Seafirst's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by Seafirst), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) on the first date of the proposed Applicable Interest Period.

                      (12) LIBOR RATE. The first paragraph of the definition of "LIBOR Rate" is amended and restated to read as follows:

                      "LIBOR Rate" means, for any Applicable Interest Period, an interest rate per annum equal to the product of (i) the Euro-dollar Rate in effect for such Applicable Interest Period and (ii) the Eurodollar Reserves in effect on the first day of such Applicable Interest Period.

                      (13) NOTICE OF BORROWING. The definition of "Notice of Borrowing" is amended and restated to read as follows:

                      "Notice of Borrowing" means a request for a Loan from Borrower delivered to Agent and containing the information set forth in
        Section 2.4 which shall be delivered prior to 11:00 a.m. (Seattle time)
        (i) on the requested date of borrowing of a Base Rate Loan or Reference Rate Loan, (ii) at least three (3) Business Days before the requested date of borrowing in the case of a LIBOR Rate Loan denominated in Dollars, and (iii) at least four (4) Business Days before the requested date of borrowing in the case of an Offshore Currency Loan. Requests for borrowing received after the designated hour will be deemed received on the next succeeding Business Day. A Notice of Borrowing given in respect of a borrowing comprised of Offshore Currency Loans shall be given in writing in the form of Exhibit H attached hereto. In all other cases, a Notice of Borrowing may be given in writing or telephonically (but if given telephonically, shall be confirmed in writing prior to 1:00 p.m. (Seattle time) on the first day of the Applicable Interest Period).

                      (14) OFFSHORE CURRENCY. The definition of "Offshore Currency" is added to read as follows:

                      "Offshore Currency" means at any time English pounds sterling, Canadian dollars, French francs, Deutsche Mark, Japanese yen and any Agreed Alternative Currency.

                      (15) OFFSHORE CURRENCY LOAN. The definition of "Offshore Currency Loan" is added to read as follows:

                      "Offshore Currency Loan" means any Offshore Rate Loan denominated in an Offshore Currency.

                      (16) OVERNIGHT RATE. The definition of "Overnight Rate" is added to read as follows:

                      "Offshore Overnight Rate" means, for any day, the rate of interest per annum at which overnight deposits in the Applicable Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by Seafirst's London Branch to major banks in the London or other applicable offshore interbank market.

                      (17) REVOLVING IBOR RATE. The definition of "Revolving IBOR Rate" is amended and restated to read as follows:

                      "Revolving IBOR Rate" means, for any Applicable Interest Period, (i) prior to the Revolving Conversion Date, an interest rate per annum equal to the IBOR Rate for the Applicable Currency for such Applicable Interest Period plus fifty (50) basis points, and (ii) on and after the Revolving Conversion Date, an interest rate per annum equal to the IBOR Rate for the Applicable Currency for such Applicable Interest Period plus sixty five (65) basis points.

                      (18) SAME DAY FUNDS. The definition of "Same Day Funds" is added to read as follows:

                      "Same Day Funds" means (i) with respect to disbursements and payments in Dollars, immediately available funds, and (ii) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be determined by Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

                      (19) SPOT RATE. The definition of "Spot Rate" is added to read as follows:

                      "Spot Rate" means for a currency, the rate quoted by Seafirst as the spot rate for the purchase by Seafirst of such currency with another currency through its FX Trading Office at approximately 8:00 a.m. (Seattle time) on the date which the foreign exchange computation is made.

               (b) AMENDMENT TO SECTION 1.4. Section 1.4 is hereby added as follows:

               SECTION 1.4 CURRENCY EQUIVALENTS. For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency of an amount in Dollars, and the equivalent in Dollars of an amount in any Offshore Currency or other currency, shall be determined at the Spot Rate.

               (c) AMENDMENTS TO SECTION 2.2. The first paragraph of Section 2.2 is hereby amended and restated as follows:

               SECTION 2.2 BURDICK LOANS. Each Lender severally agrees on the terms and conditions of this Agreement to make revolving loans in Dollars (the "Burdick Loans") to Borrower from time to time on Business Days during the Burdick Commitment Period in an aggregate principal amount not exceeding at any one time the principal amount set forth opposite such Lender's name below (such Lender's "Burdick Commitment").

               Lender                                     Commitment
               ------                                     ----------
               Seafirst Bank                              $21,000,000
               U.S. Bank                                  $ 9,000,000
                                                          -----------

                      Total                               $30,000,000

               (d) AMENDMENTS TO SECTION 2.3. Section 2.3 is hereby amended and restated as follows:

               SECTION 2.3 REVOLVING LOANS. Each Lender severally agrees on the terms and conditions of this Agreement to make revolving loans in Dollars and in Offshore Currencies (the "Revolving Loans") to Borrower from time to time on Business Days during the Revolving Commitment Period in an aggregate principal Dollar Equivalent amount not exceeding at any one time the principal amount set forth opposite such Lender's name below (such Lender's "Revolving Commitment"), provided that, after giving effect to any requested loan, aggregate principal Dollar Equivalent amount of all outstanding Offshore Currency Loans denominated in any single Offshore Currency shall not exceed $10,000,000.

               Lender                                     Commitment
               ------                                     ----------

               Seafirst Bank                              $24,000,000
               U.S. Bank                                  $11,000,000
                                                          -----------

                      Total                               $35,000,000

        The line of credit extended hereunder is a revolving line of credit and, subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow up the maximum principal Dollar Equivalent amount of Thirty-five Million Dollars ($35,000,000) outstanding at any one time less any reductions therein pursuant to Section 2.5 (the "Total Revolving Commitment") at any time on or before the last day of the Revolving Commitment Period. Any Revolving Loans denominated in an Offshore Currency as of the last day of the Revolving Commitment Period shall, as of such date, be redenominated and converted into Base Rate Loans in Dollars with effect from such date. Agent will promptly notify Borrower and Lenders of any such redenomination and in such notice by Agent to each Lender, Agent will state the aggregate Dollar Equivalent amount of the redenominated Offshore Currency Loans and such Lender's Revolving Percentage Interest thereof.

               (e) AMENDMENTS TO SECTION 2.4. Section 2.4 is hereby amended and restated as follows:

               SECTION 2.4  MANNER OF BORROWING.

                      (a) GENERALLY. Borrower shall give Agent the required Notice of Borrowing specifying (i) the date of the borrowing, (ii) whether such borrowing is a Burdick Loan or a Revolving Loan and the amount thereof, which shall be in integral multiples of Ten Thousand Dollars ($10,000) and not less than One Hundred Thousand Dollars ($100,000), and (iii) in the case of a borrowing comprised of Offshore Currency Loans, the Applicable Currency. Such notice shall be irrevocable and shall be deemed to constitute a representation and warranty by Borrower that as of the date of the notice the statements set forth in Article 4 hereof are true and correct and that no Default or Event of Default has occurred and is continuing or will occur as a result of making the Burdick Loan or Revolving Loan.

                      (b) LENDER NOTIFICATION. Upon receipt of the Notice of Borrowing, Agent will promptly notify each Lender by telephone (confirmed immediately by telex, facsimile transmission or cable), telex, facsimile transmission, or cable thereof, and, in the case of a Burdick Loan, such Lender's Burdick Percentage Interest of the borrowing, or, in the case of a Revolving Loan, such Lender's Revolving Percentage Interest of the borrowing. The Dollar Equivalent amount of any borrowing in an Offshore Currency will be determined by Agent for such Borrowing on the Computation Date therefor in accordance with subsection 2.16(a). In the case of a borrowing comprised of Offshore Currency Loans, such notice will provide the approximate amount of each Lender's Revolving Percentage Interest of the borrowing, and Agent will, upon the determination of Dollar Equivalent amount of such borrowing as specified in the Notice of Borrowing, promptly notify each Lender of the exact amount of such Lender's Revolving Percentage Interest of the borrowing.

                      (c) FUNDING OF LOANS. Each Lender, in the case of a Burdick Loan, shall before 12:00 noon (Seattle time) pay in Dollars the lesser of (i) such Lender's Burdick Percentage Interest of the aggregate principal amount of the requested borrowing identified in the Notice of Borrowing or (ii) the maximum amount such Lender is committed to advance pursuant to the terms of Section 2.2, or, in the case of a Revolving Loan, shall (A) in the case of a borrowing comprised of Loans in Dollars, before 12:00 noon (Seattle time) or (B) in the case of a borrowing comprised of Offshore Currency Loans, by such time as Agent may specify, pay in the requested currency the lesser of (i) such Lender's Revolving Percentage Interest of the aggregate principal amount of the requested borrowing identified in the Notice of Borrowing or (ii) the maximum amount such Lender is committed to advance pursuant to the terms of Section 2.3, in all cases in Same Day Funds to Agent at its Commercial Loan Processing Center, Seattle, Washington. Upon fulfillment to Agent's satisfaction of the applicable conditions set forth in
        Article 3, and after receipt by Agent of such funds, Agent will promptly make like funds available to Borrower in accordance with written instructions provided to Agent by Borrower.

               (f) AMENDMENT TO SECTION 2.5. In the first sentence of Section 2.5, the words "the then-outstanding principal balance of the Revolving Loans" are hereby deleted and the words "the then-outstanding principal Dollar Equivalent amount of the Revolving Loans" are substituted in their stead.

               (g) AMENDMENT TO SECTION 2.6. Subsection 2.6(c) is hereby amended and restated as follows:

                      (c)  REVOLVING LOANS.

                             (1) Borrower shall repay to Agent for the account of Lenders the principal amount of the Revolving Loans outstanding as of the last day of the Revolving Commitment Period (the "Revolving Loan Amount") in twenty (20) equal consecutive quarterly installments commencing the first LIBOR Business Day of October, January, April or July following the last day of the Revolving Commitment Period, whichever is earlier (the "Revolving Conversion Date"), and continuing on the first LIBOR Business Day of each January, April, July and October thereafter in an amount equal to one twentieth (1/20) of the Revolving Loan Amount and shall repay the balance of the principal outstanding of the Revolving Loans on or before the date which is five (5) years after the Revolving Conversion Date (the "Revolving Maturity Date").

                             (2) If, on any Computation Date Agent shall have determined that the aggregate Dollar Equivalent principal amount of all Revolving Loans then outstanding exceeds the Total Revolving Commitment by more than $1,500,000, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, then Agent shall give notice to Borrower of such determination, and Borrower agrees thereupon to make prepayments of Revolving Loans such that, after giving effect to such prepayment the aggregate Dollar Equivalent amount of all Revolving Loans does not exceed the Total Revolving Commitment. If Borrower shall pay any LIBOR Loan pursuant to this subsection 2.6(c) prior to the end of the Applicable Interest Period, Borrower shall include with such payment any amount payable pursuant to Section 2.9 and applicable to the payment of such LIBOR Loan prior to the termination of the Applicable Interest Period.

               (h) AMENDMENT TO SECTION 2.7. The second sentence of Section 2.7 is hereby deleted and the following substituted in its stead:

        If and to the extent that such Lender shall not have so made such portion available to Agent in Same Day Funds and Agent in such circumstances shall have advanced such portion to Borrower, such Lender agrees to pay to Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to borrower until the date such amount is repaid to Agent at the Federal Funds Rate or, in the case of any borrowing consisting of Offshore Currency Loans, the Offshore Overnight Rate.

               (i) AMENDMENTS TO SECTION 2.8. In Section 2.8, amendments are made to subsections (c), (d) and (e) as follows:

                      (1) SELECTION OF ALTERNATIVE RATES. The first sentence of subsection 2.8(c)(1) is hereby deleted and the following substituted in its stead:

        Borrower may, subject to the requirements of this Section 2.8(c), on same-day notice (in the case of a Loan denominated in Dollars and a selection of an Applicable IBOR Rate, the Overnight Rate, or the Quoted
        Rate), three (3) London Business Days' prior notice (in the case of a selection of an Applicable LIBOR Rate) or four (4) Banking Days' prior notice (in the case of an Offshore Currency Loan) elect to have interest accrue on any Loan denominated in Dollars (or any portion thereof) at an Applicable LIBOR Rate, and in the case of any Burdick Loan or any Revolving Loan denominated in Dollars (or any portion thereof) at the Overnight Rate, and in the case of any Burdick Loan or any Revolving Loan (or any portion thereof) at an Applicable IBOR Rate, and in the case of the Term Loan at the Quoted Rate, in each case for an Applicable Interest Period.

                      (2) FAILURE TO SELECT AN ALTERNATIVE RATE. The following sentence is hereby added at the end of subsection 2.8(c)(4):

        In the absence of a request for the application of an applicable IBOR Rate to be applicable to Offshore Currency Loans prior to the fourth Business Day in advance of the expiration date of the current Applicable Interest Period applicable thereto as provided in subsection 2.8(c)(i), or if a Default or Event of Default shall have occurred and be continuing, subject to the provisions of subsection 2.16(d), Borrower shall be deemed to have elected to continue such Offshore Currency Loans on the basis of an Applicable Interest Period of one month.

                      (3) FAILURE TO TAKE A LOAN. The words "and any charges relating to any Offshore Currency Loans" are hereby added at the end of the first sentence of subsection 2.8(c)(6).

                      (4) APPLICABLE DAYS FOR COMPUTATION OF INTEREST. The following sentence is hereby added at the end of subsection 2.8(d):

        Notwithstanding the foregoing to the contrary, computations of interest in respect of Offshore Currency Loans denominated in English pounds sterling and Canadian dollars shall be made on the basis of a year of 365/366 days, in each case, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                      (5) UNAVAILABLE IBOR OR LIBOR RATES. Subsection 2.8(e) is hereby amended and restated as follows:

                      (e) UNAVAILABLE IBOR OR LIBOR RATES. If, for any reason, any Lender determines that a fair and adequate means does not exist for establishing a particular IBOR Rate or LIBOR Rate or that the making or continuation of any IBOR Rate Loan or LIBOR Rate Loan by such Lender has become unlawful, then such Lender may give notice of that fact to Agent and Borrower and such determination shall become conclusive and binding absent manifest error. After such notice has been given and until Lender notifies Agent and Borrower that the circumstances giving rise to such notice no longer exist, (i) such IBOR Rate or LIBOR Rate, as the case may be, shall no longer be available in respect of Loans, (ii) Borrower shall not be entitled to request a borrowing comprised of Offshore Currency Loans denominated in an Offshore Currency for which an IBOR Rate is unavailable, and (iii) any outstanding Offshore Currency Loans denominated in an Offshore Currency for which an IBOR Rate is unavailable, shall, as of the last day of the Applicable Interest Period with respect to any such Offshore Currency Loans, be redenominated and converted into Base Rate Loans in Dollars with effect from such date. Any subsequent request by Borrower to have interest accrue at such an IBOR Rate or LIBOR Rate shall be deemed to be a request for interest to accrue at the Base Rate. If the Lender shall thereafter determine to permit borrowing at such IBOR Rate or LIBOR Rate, as the case may be, such Lender shall notify Agent and Borrower in writing of that fact, and Borrower shall then once again become entitled to (i) request that such rate apply to the Loans in accordance with subsection 2.8(c), and (ii) in the case of a notice restoring the availability of an IBOR Rate, request a borrowing comprised of Offshore Currency Loans in accordance with subsection 2.4(a).

                      (6) DETERMINATION OF INTEREST RATES AND EQUIVALENT AMOUNTS. Subsection 2.8(g) is hereby added as follows:

                      (g) DETERMINATION OF INTEREST RATES AND EQUIVALENT AMOUNTS. Each determination of an interest rate or a Dollar Equivalent amount by Agent shall be conclusive and binding on Borrower and Lenders in the absence of manifest error. Agent will, at the request of Borrower or any Lender, deliver to Borrower or such Lender, as the case may be, a statement showing the quotations used by Agent in determining any interest rate or Dollar Equivalent amount.

               (j) AMENDMENT TO SECTION 2.9. The following sentence is hereby added at the end of the fourth sentence of Section 2.9:

        If an Offshore Currency Loan is repaid prior to the end of the Applicable Interest Period, Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence thereof, including, without limitation, any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Currency Loans or from fees payable to terminate the deposits from which such funds were obtained or from any other charges relating its Offshore Currency Loans.

               (k) AMENDMENT TO SECTION 2.10. The first sentence of subsection
Section 2.10(b) is hereby amended and restated as follows:

        Each Lender is hereby authorized to record the date and amount of the Loans it makes, the Base Rate, the Overnight Rate, the Applicable IBOR Rate, Applicable LIBOR Rate or Quoted Rate, as applicable, the Applicable Currency, and the date and amount of each payment of principal and interest thereon on a schedule annexed to or kept in respect of any Note.

               (l) AMENDMENT TO SECTION 2.11. Subsection 2.11(a) is hereby amended and restated as follows:

                      (a) All payments and prepayments of principal and interest on any Loan (other than an Offshore Currency Loan) and all other amounts payable hereunder by Borrower to Agent or any Lender shall be made by paying the same in Dollars, and all payments and prepayments of principal and interest on and any other amounts relating to any Offshore Currency Loan shall be made in the Offshore Currency in which such Loan is denominated or payable. All such payments shall be made in Same Day Funds to Agent at its Commercial Loan Processing Center, Seattle, Washington, and (i) in the case of any Dollar payments, not later than 12:00 noon (Seattle time) on the date specified herein, and (ii) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by Agent to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment. If such payment is received after 12:00 noon, or later than the time specified by Agent as provided in clause (ii) above (in the case of Offshore Currency payments) then it will be deemed received on the next Business Day.

               (m) AMENDMENT TO SECTION 2.13. The following sentence is hereby added at the end of Subsection 2.13(a):

        For purposes of determining utilization of each Lender's Revolving Commitment in order to calculate the unused commitment fee due hereunder, the amount of any outstanding Offshore Currency Loan on any date shall be determined based upon the Dollar Equivalent amount as of the most recent Computation Date with respect to such Offshore Currency Loan.

               (n) AMENDMENT TO SECTION 2.16. Section 2.16 is hereby added as follows:

               SECTION 2.16  OFFSHORE CURRENCY LOANS.

                      (a) DOLLAR EQUIVALENT AMOUNT. Agent will determine the Dollar Equivalent amount with respect to any (i) borrowing comprised of Offshore Currency Loans as of the requested date of such borrowing, (ii) outstanding Offshore Currency Loans as of the last Banking Day of each month, and (iii) outstanding Offshore Currency Loans as of any redenomination date pursuant to subsection 2.8(e) or this Section 2.16 (each such date under clauses (i) through (iii) a "Computation Date").

                      (b) OFFSHORE CURRENCY UNAVAILABLE. In the case of a proposed borrowing comprised of Offshore Currency Loans, Lenders shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such borrowing if Agent has received notice from any Lender by 5:00 p.m. (Seattle time) four (4) Business Days prior to the day of such borrowing that such Lender cannot provide Revolving Loans in the requested Offshore Currency, in which event Agent will give notice to Borrower no later than 9:00 a.m. (Seattle time) on the third Business Day prior to the requested date of such borrowing that the borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by Agent to Lenders. If Agent shall have so notified Borrower that any such borrowing in a requested Offshore Currency is not then available, Borrower may, by notice to Agent not later than 5:00 p.m. (Seattle time) four Business Days prior to the requested date of such borrowing, withdraw the Notice of Borrowing relating to such requested borrowing. If Borrower does so withdraw such Notice of Borrowing, the borrowing requested therein shall not occur and Agent will promptly so notify each Lender. If Borrower does not so withdraw such Notice of Borrowing, Agent will promptly so notify each Lender and such Notice of Borrowing shall be deemed to be a Notice of Borrowing that requests a borrowing comprised of Base Rate Loans in an aggregate amount equal to the amount of the originally requested borrowing as expressed in Dollars in the Notice of Borrowing; and in such notice by Agent to each Lender, Agent will state such aggregate amount of such borrowing in Dollars and such Lender's Revolving Percentage Interest thereof.

                      (c) OFFSHORE RATE UNAVAILABLE. In the case of a proposed continuation of Offshore Currency Loans for an additional Applicable Interest Period as provided in subsection 2.8(c)(i), Lenders shall be under no obligation to continue such Offshore Currency Loans if Agent has received notice from any Lender by 5:00 p.m. (Seattle time) four (4) Business Days prior to the day of such continuation that such Lender cannot continue to provide Revolving Loans in the relevant Offshore Currency, in which event Agent will give notice to Borrower not later than 9:00 a.m. (Seattle time) on the third Business Day prior to the last day of the Applicable Interest Period with respect to such Offshore Currency Loans that the continuation of such Revolving Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by Agent to Lenders. If Agent shall have so notified Borrower that any such continuation of Offshore Currency Loans is not then available, any Interest Rate Notice with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be redenominated into Base Rate Loans in Dollars with effect from the last day of the Applicable Interest Period with respect to any such Offshore Currency Loans. Agent will promptly notify Borrower and Lenders of any such redenomination and in such notice by Agent to each Lender, Agent will state the aggregate Dollar Equivalent amount of the redenominated Offshore Currency Loans as of the Computation Date with respect thereto and such Lender's Revolving Percentage Interest thereof.

                      (d) OCCURRENCE OF EVENT OF DEFAULT. Notwithstanding anything herein to the contrary, if a Default or Event of Default shall have occurred and be continuing, upon the request of Majority Lenders, all or any part of any outstanding Offshore Currency Loans shall be redenominated and converted into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans. Agent will promptly notify Borrower of any such redenomination and conversion request.

                      (e) AGREED ALTERNATIVE CURRENCIES. Borrower shall be entitled to request that Revolving Loans hereunder also be permitted to be made in any other lawful currency constituting a eurocurrency (other than Dollars), in addition to the eurocurrencies specified in the definition of "Offshore Currency" herein, that in the opinion of the Majority Lenders is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "Agreed Alternative Currency"). Borrower shall deliver to Agent any request for designation of an Agreed Alternate Currency in accordance with Section 9.4, to be received by Agent not later than 10:00 a.m. (Seattle time) at least ten (10) Business Days in advance of the date of any borrowing hereunder proposed to be made in such Agreed Alternate Currency. Upon receipt of any such request Agent will promptly notify

        Lenders thereof, and each Lender will use its best efforts to respond to such request within two (2) Business Days of receipt thereof. Each Lender may grant or accept such request in its sole discretion. Agent will promptly notify Borrower of the acceptance or rejection of any such request.

        3. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

               (a) DELIVERY OF AMENDMENT. Borrower, Agent, Guarantor and each Lender shall have executed and delivered counterparts of this Amendment to Agent;

               (b) CORPORATE AUTHORITY. Agent shall have received in form and substance reasonably satisfactory to it (1) a copy of a resolution adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment certified by the Secretary of Borrower; (2) evidence of the authority of the persons who have signed this Amendment on behalf of Borrower and Guarantor; and (3) such other evidence of corporate authority as Agent or any Lender shall request;

               (c) CONSENT OF GUARANTOR. Guarantor shall have executed the subjoined Guarantor's Consent;

               (d) REPRESENTATIONS TRUE; NO DEFAULT. The representations of Borrower as set forth in Article 4 of the Loan Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of the Amendment Documents; and

               (e) OTHER DOCUMENTS. Agent and Lenders shall have received such other documents, instruments, and undertakings as Agent and such Lender may reasonably request.

        4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 4 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

        5. NO FURTHER AMENDMENT. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Amendment and the closing of the transactions contemplated hereby.

        6.     MISCELLANEOUS.

               (a) ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

               (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

               (C) GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

               (D)    ORAL AGREEMENTS NOT ENFORCEABLE.

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.


        BORROWER:              SPACELABS MEDICAL, INC., a California corporation



                               By
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        GUARANTOR:             SPACELABS MEDICAL, INC., a Delaware corporation



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        LENDERS:               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, successor by merger to Seattle-First National Bank, a national banking association



                               By
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                                 Its
                                    --------------------------------------------

                               U.S. BANK NATIONAL ASSOCIATION, a national banking association



                               By
                                  ----------------------------------------------
                                 Its
                                    --------------------------------------------


        AGENT: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association



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


                               GUARANTOR'S CONSENT

        SPACELABS MEDICAL, INC., a Delaware corporation (the "Guarantor") is a guarantor of the indebtedness, liabilities and obligations of SPACELABS MEDICAL, INC., a California corporation (the "Borrower") under the Amended and Restated Loan Agreement and the other Loan Documents described in the Loan Agreement. Guarantor hereby acknowledges that it has received a copy of the First Amendment to Amended and Restated Loan Agreement dated as of October 16, 1997 by and among Borrower, Bank of America National Trust and Savings Association doing business as Seafirst Bank and U.S. Bank National Association, as lenders, Bank of America National Trust and Savings Association doing business as Seafirst Bank, as agent, and Guarantor (the "Amendment") and hereby consents to its contents, including all prior and current amendments to the Loan Agreement and the other Loan Documents described therein (notwithstanding that such consent is not required). Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Amendment.


        GUARANTOR:             SPACELABS MEDICAL, INC., a Delaware corporation



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



                                    EXHIBIT H

                 NOTICE OF BORROWING FOR MULTICURRENCY ADVANCES

TO:     Bank of America NT & SA
        Seafirst Agency Services
        701 Fifth Avenue, Floor 16
        Seattle, WA  98104
        Attn:         Charles Barnett/Dora Brown
        Phone: 206-358-0125/0101
        FAX:          206-358-0971

        BORROWING INSTRUCTIONS:

        Date of Borrowing:
                                         ---------------------------------------
        Specify new Loan or Rollover:
                                         ---------------------------------------
        Currency type:
                                         ---------------------------------------
        Amount requested in applicable
          Currency:
                                         ---------------------------------------
        Interest Period (INSERT months):
                                         ---------------------------------------

        WIRE INSTRUCTIONS:    Bank Name:
                                         ---------------------------------------
                              Swift Code:
                                          --------------------------------------
                              Account Name:
                                           -------------------------------------
                              Account Number:
                                             -----------------------------------
                              Attention:
                                         ---------------------------------------
                              Phone Number:
                                           -------------------------------------

        Borrower hereby represents and warrants to Lenders that as of the date hereof (a) the statements set forth in Article 4 of that certain Amended and Restated Loan Agreement dated as of July 16, 1997 (as amended, the "Loan Agreement") are true and correct; and (b) no Default (as defined in the Credit Agreement) has occurred and is continuing or will result from the disbursement of the requested Loan.

        DATED as of this _____ day of __________________, 199____.

                               SPACELABS MEDICAL, INC.


                               By
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BANK OF AMERICA NT & SA USE ONLY:

        Currency Borrowing Rate:
        Plus applicable Interest         ---------------------------------------

          Rate Margin:
                                         ---------------------------------------
        All-in Currency Borrowing Rate:
                                         ---------------------------------------
        Accrual Basis (actual/360 or
          actual/365/366)
                                         ---------------------------------------
        U.S. Interest Rate Equivalent:
                                         ---------------------------------------
        US$ Equivalent:
                                         ---------------------------------------

The information contained in this Notice is privileged and confidential information, intended only for the use of the individual or entity named above. If the reader of this message is not the recipient, you are hereby notified that any retention, dissemination, distribution, or copying of the message is strictly prohibited. If you have received this message in error, immediately notify the sender by telephone and return the original message to us at the above address via the U.S. Postal Service.